Exhibit 99.2

SENIOR HOUSING PROPERTIES TRUST

Fourth Quarter 2008

Supplemental Operating and Financial Data

Unless otherwise noted, all amounts in this report are unaudited.

WARNING REGARDING

FORWARD LOOKING STATEMENTS

THIS SUPPLEMENTAL OPERATING AND FINANCIAL DATA REPORT CONTAINS FORWARD LOOKING STATEMENTS WITHIN THE MEANING OF THE PRIVATE SECURITIES LITIGATION REFORM ACT OF 1995 AND OTHER FEDERAL SECURITIES LAWS.  THESE FORWARD LOOKING STATEMENTS APPEAR IN A NUMBER OF PLACES IN THIS REPORT AND INCLUDE BUT ARE NOT LIMITED TO STATEMENTS REGARDING OUR INTENT, BELIEF OR EXPECTATION, OR THE INTENT, BELIEF OR EXPECTATION OF OUR TRUSTEES AND OFFICERS, WITH RESPECT TO:

•              OUR ABIILITY TO PURCHASE OR SELL PROPERTIES;

•              OUR ABILITY TO RAISE DEBT OR EQUITY CAPITAL;

•              OUR ABILITY TO PAY INTEREST AND DEBT PRINCIPAL AND MAKE DISTRIBUTIONS;

•              OUR POLICIES AND PLANS REGARDING INVESTMENTS AND FINANCINGS;

•              OUR TAX STATUS AS A REAL ESTATE INVESTMENT TRUST; AND

•              OTHER MATTERS.

THESE FORWARD LOOKING STATEMENTS ARE BASED UPON OUR PRESENT INTENT, BELIEFS OR EXPECTATIONS, BUT FORWARD LOOKING STATEMENTS ARE NOT GUARANTEED TO OCCUR AND MAY NOT OCCUR.  ACTUAL RESULTS MAY DIFFER MATERIALLY FROM THOSE CONTAINED IN OR IMPLIED BY OUR FORWARD LOOKING STATEMENTS AS A RESULT OF VARIOUS FACTORS.  FOR EXAMPLE:

•                                          THE IMPACT OF CHANGES IN THE ECONOMY AND THE CAPITAL MARKETS, INCLUDING THE RECENT CHANGES IN THE CAPITAL MARKETS, ON US AND OUR TENANTS;

•                                          COMPETITION WITHIN THE REAL ESTATE INDUSTRY OR THOSE INDUSTRIES IN WHICH OUR TENANTS OPERATE; AND

•                                          CHANGES IN FEDERAL, STATE AND LOCAL LEGISATION.

FOR EXAMPLE:

•                                          THIS REPORT STATES THAT WE MAY SELL PROPERTIES AND THAT CERTAIN PROPERTIES ARE CLASSIFIED AS HELD FOR SALE ON OUR CONSOLIDATED BALANCE SHEET.  WE MAY BE UNABLE TO FIND QUALIFIED BUYERS TO PURCHASE THESE PROPERTIES ON FAVORABLE, OR ANY, TERMS, AND MAY NOT PROCEED WITH THESE SALES DUE TO MARKET CONDITIONS, FAILURE TO SATISFY CONTINGENCIES OR OTHER REASONS.  AS A RESULT, THESE PROPOSED SALES MAY NOT OCCUR;

•                                          IF THE AVAILABILITY OF DEBT CAPITAL REMAINS RESTRICTED OR BECOMES MORE RESTRICTED, WE MAY BE UNABLE TO REFINANCE OR REPAY OUR DEBT OBLIGATIONS WHEN THEY BECOME DUE OR ON TERMS WHICH ARE AS FAVORABLE AS WE NOW HAVE;

•                                          SOME OF OUR TENANTS MAY NOT RENEW EXPIRING LEASES, AND WE MAY BE UNABLE TO LOCATE NEW TENANTS TO MAINTAIN THE HISTORICAL OCCUPANCY RATES OF OUR PROPERTIES;

•                                          RENTS THAT WE CAN CHARGE AT OUR PROPERTIES MAY DECLINE;

•                                          OUR TENANTS MAY EXPERIENCE LOSSES AND BECOME UNABLE TO PAY OUR RENTS;

•                                          WE MAY BE UNABLE TO IDENTIFY PROPERTIES WHICH WE WANT TO BUY OR TO NEGOTIATE ACCEPTABLE PURCHASE PRICES; AND

•                                          WE MAY BE UNABLE TO MAINTAIN OUR CURRENT RATE OF DISTRIBUTIONS AND FUTURE DISTRIBUTIONS MAY BE SUSPENDED OR PAID AT A LESSER RATE THAN THE DISTRIBUTIONS WE NOW PAY.

OTHER IMPORTANT FACTORS THAT COULD CAUSE ACTUAL RESULTS TO DIFFER MATERIALLY FROM THOSE IN OUR FORWARD LOOKING STATEMENTS ARE DESCRIBED MORE FULLY UNDER “ITEM 1A. RISK FACTORS” IN OUR ANNUAL REPORT ON FORM 10-K FOR THE YEAR ENDED DECEMBER 31, 2007.

YOU SHOULD NOT PLACE UNDUE RELIANCE UPON FORWARD LOOKING STATEMENTS.

EXCEPT AS REQUIRED BY LAW, WE UNDERTAKE NO OBLIGATION TO UPDATE OR CHANGE ANY FORWARD LOOKING STATEMENTS AS A RESULT OF NEW INFORMATION, FUTURE EVENTS OR OTHERWISE.

CORPORATE INFORMATION

Senior Housing Properties Trust

Supplemental Operating and Financial Data

December 31, 2008

COMPANY PROFILE

The Company:

Senior Housing Properties Trust, or SNH, is a real estate investment trust, or REIT, which owns independent and assisted living properties, continuing care retirement communities, nursing homes, hospitals, wellness centers and medical office, clinic and biotech laboratory buildings located throughout the United States.  We are included in a number of stock indices, including the Russell 2000®, the MSCI US REIT Index, FTSE EPRA/NAREIT United States Index and the S&P REIT Composite Index.

Management:

SNH is managed by Reit Management & Research LLC, or RMR.  RMR was founded in 1986 to manage public investments in real estate.  As of December 31, 2008, RMR managed one of the largest portfolios of publicly owned real estate in North America, including approximately 1,300 properties located in 45 states, Washington, D.C., Puerto Rico and Ontario, Canada.  RMR has approximately 585 employees in its headquarters and regional offices located throughout the United States.  In addition to managing SNH, RMR manages Hospitality Properties Trust, or HPT, a publicly traded REIT that owns hotels and travel centers, and HRPT Properties Trust, a publicly traded REIT that primarily owns office buildings and industrial properties. RMR also provides management services to Travel Centers of America LLC, a tenant of HPT, and to Five Star Quality Care, Inc., or Five Star, a healthcare services company which is our largest tenant.  An affiliate of RMR, RMR Advisors, Inc., is the investment manager of several publicly traded mutual funds, the RMR funds, which principally invest in securities of unaffiliated real estate companies. The public companies managed by RMR and its affiliates had combined total gross assets of approximately $16 billion as of December 31, 2008.  We believe that being managed by RMR is a competitive advantage for SNH because RMR provides SNH with a depth of management and experience which may be unequaled in the real estate industry.  We also believe RMR is able to provide management services to us at costs that are lower than we would have to pay for similar quality services.

Strategy:

Our present business plan is to maintain an investment portfolio of independent and assisted living properties, continuing care retirement communities, nursing homes and medical office, clinic and biotech laboratory buildings and to acquire additional healthcare related properties primarily for income and secondarily for appreciation potential.  Our current growth strategy is primarily focused on making acquisitions of geographically diverse, primarily independent and assisted senior living properties where the majority of the residents pay for occupancy and services with their private resources rather than through government programs.  We sometimes invest in properties other than senior living properties, such as the wellness centers. We have recently begun to invest in medical office, clinic and biotech laboratory buildings.   We base our acquisition decisions on the historical and projected operating results of the target properties and the financial strength of the proposed tenants and their guarantors, among other considerations.  We do not have any investments in joint ventures or partnerships.

Stock Exchange Listing:	Corporate Headquarters:

New York Stock Exchange	400 Centre Street
Newton, MA 02458
Trading Symbol:	(t) (617) 796-8350
(f) (617) 796-8349
Common Shares — SNH

Senior Unsecured Debt Ratings:

Moody’s — Ba1

Standard & Poor’s — BBB-

Portfolio Concentration by Facility Type (as of 12/31/08):

	Number of	Number of	Carrying Value of		Annualized
	Properties	Units/Beds	Investment (1)	Percent	Current Rent	Percent
Independent living (2)	42	11,465	$1,094,131	39.0%	$107,467	38.4%
Assisted living	121	8,531	905,905	32.3%	84,943	30.3%
Nursing homes	58	5,844	229,126	8.2%	19,874	7.1%
Rehabilitation hospitals	2	364	54,714	1.9%	11,143	4.0%
Wellness centers (3)	10	—	180,017	6.4%	16,097	5.8%
Medical office buildings (MOBs) (4)	38	—	343,363	12.2%	40,419	14.4%
Total	271	26,204	$2,807,256	100.0%	$279,943	100.0%

Operating Statistics by Tenant:

				Q3 2008
	Number of	Number of	Annualized	Rent		Percent
Tenant	Properties	Units/Beds	Current Rent	Coverage (5)	Occupancy (5)	Private Pay (5) (6)
Five Star (Lease No. 1) (7)	100	8,600	$63,197	1.30x	91%	65%
Five Star (Lease No. 2) (7)	32	7,639	81,489	1.40x	88%	70%
Five Star (Lease No. 3) (7)	44	3,251	23,727	1.37x	84%	49%
Five Star (Lease No. 4) (8)	7	614	7,596	1.04x	86%	98%
Sunrise / Marriott (9)	14	4,091	32,547	1.52x	91%	80%
Brookdale Senior Living, Inc.	18	894	8,000	2.01x	93%	99%
6 private companies (combined)	8	1,115	6,872	1.69x	82%	25%
Starmark Holdings, LLC (3)	6	—	6,519	2.12x	100%	—
Life Time Fitness, Inc. (3)	4	—	9,577	2.75x	100%	—
Multi-tenant MOBs (4)	38	—	40,419	—	99%	—
Total	271	26,204	$279,943

(1)	Amounts are before depreciation, but after impairment write downs, if any.
(2)	Properties where the majority of units are independent living apartments are classified as independent living communities.
(3)

In August 2008, we acquired four wellness centers that are leased to a subsidiary of Life Time Fitness, Inc., or Life Time Fitness. These wellness centers have 458,000 square feet of total floor space. In October and November 2007, we acquired six wellness centers that are leased to subsidiaries of Starmark Holdings, LLC, or Starmark. These wellness centers have 354,000 square feet of total floor space.

(4)	From June 2008 through December 2008, we acquried a total of 38 medical office, clinic and biotech laboratory buildings, or MOBs. These MOBs have a total of approximately 1.6 million square feet.
(5)

All tenant operating data presented is based upon the operating results provided by our tenants for the indicated periods. Rent coverage is calculated as operating cash flow from our tenants’ facility operations, before subordinated charges, divided by the minimum rent payable to us. We have not independently verified our tenants' operating data.

(6)	Represents the percentage of SNH's rental income that is derived from senior living properties where the operating revenues are greater than 80% from sources other than Medicare and Medicaid.
(7)

In June 2008, we realigned three of our leases with Five Star. The total rent payable by Five Star to us was unchanged as a result of this lease realignment. The increased rent payable for these three leases with Five Star, if and as we purchase improvements to the leased properties, will be the greaterof 8.0% per annum or the 10 year Treasury rate plus 300 basis points, but may not exceed 11.5%.

(8)

In July 2008, we sold three assisted living properties with 259 living units, which were formerly operated by NewSeasons Assisted Living Communities, Inc., or NewSeasons, to Five Star for $21.4 million. Five Star also assumed the NewSeasons and Independence Blue Cross, or IBC, lease obligations to us for the remaining seven properties that were formerly operated by NewSeasons. The data provided above represents the seven properties we continue to own.

(9)	Marriott International, Inc., or Marriott, guarantees this lease.

Senior Housing Properties Trust

Supplemental Operating and Financial Data

December 31, 2008

INVESTOR INFORMATION

Board of Trustees

Barry M. Portnoy	Adam D. Portnoy
Managing Trustee	Managing Trustee

Jeffrey P. Somers (1)	Frederick N. Zeytoonjian
Independent Trustee	Independent Trustee

John L. Harrington
Independent Trustee

Senior Management

David J. Hegarty	Richard A. Doyle
President & Chief Operating Officer	Treasurer & Chief Financial Officer

Contact Information

Investor Relations	Inquiries
Senior Housing Properties Trust	Financial inquiries should be directed to Richard A. Doyle,
400 Centre Street	Treasurer and Chief Financial Officer, at (617) 219-1405
Newton, MA 02458	or rdoyle@snhreit.com.
(t) (617) 796-8350
(f) (617) 796-8349	Investor and media inquiries should be directed to
(email) info@snhreit.com	Timothy A. Bonang, Director of Investor Relations, or
(website) www.snhreit.com	Katherine L. Johnston, Manager of Investor Relations, at
(617) 796-8234 or tbonang@snhreit.com, or kjohnston@snhreit.com.

(1)

On January 7, 2009, Frank J. Bailey, one of our independent trustees, notified our board of trustees of his resignation from the board effective January 30, 2009. Mr. Bailey advised the board that the resignation was in connection with his recent appointment to serve as a United States Bankruptcy Judge for the District of Massachusetts. On January 30, 2009, our board of trustees elected Jeffery P. Somers, a member of the law firm of Morse Barnes-Brown Pendleton PC, as an independent trustee to fill the vacancy created by Mr. Bailey’s resignation.

Senior Housing Properties Trust

Supplemental Operating and Financial Data

December 31, 2008

RESEARCH COVERAGE

Equity Research Coverage

Cantor Fitzgerald	RBC
Matt Thorp	Kevin Ellich
(312) 469-7484	(612) 313-1247

Keefe, Bruyette & Woods	Stifel, Nicolaus
Steve Swett	Jerry Doctrow
(212) 887-3680	(443) 224-1309

Oppenheimer	UBS
Mark Biffert	Omotayo Okusanya
(212) 667-7062	(212) 713-1864

Raymond James	Wachovia
Paul Puryear	Christopher Haley
(727) 567-2253	(443) 263-6773

Debt Research Coverage

UBS
Steven Valiquette
(203) 719-2347

Rating Agencies

Moody’s Investors Service	Standard and Poor’s
Lori Marks	James Fielding
(212) 553-1098	(212) 438-2452

SNH is followed by the analysts and its publicly held debt is rated by the rating agencies listed above.  Please note that any opinions, estimates or forecasts regarding SNH's performance made by these analysts or agencies do not represent opinions, forecasts or predictions of SNH or its management.  SNH does not by its reference above imply its endorsement of or concurrence with any information, conclusions or recommendations provided by any of these analysts or agencies.

FINANCIAL INFORMATION

Senior Housing Properties Trust

Supplemental Operating and Financial Data

KEY FINANCIAL DATA

(share amounts and dollars in thousands, except per share data)

	As of and For the Three Months Ended
	12/31/2008	9/30/2008	6/30/2008	3/31/2008	12/31/2007

Shares Outstanding:
Common shares outstanding (at end of period)	114,543	114,531	114,489	94,901	88,692
Weighted average common shares outstanding - basic and diluted (1)	114,533	114,493	100,302	91,080	84,505

Common Share Data:
Price at end of period	$17.92	$23.83	$19.53	$23.70	$22.68
High during period	$23.66	$24.98	$25.08	$25.21	$24.66
Low during period	$9.82	$18.82	$19.21	$18.01	$19.20
Annualized dividends paid per share	$1.40	$1.40	$1.40	$1.40	$1.40
Annualized dividend yield (at end of period)	7.8%	5.9%	7.2%	5.9%	6.2%

Market Capitalization:
Total debt (book value)	$730,433	$567,093	$413,460	$541,374	$426,852
Plus: market value of common shares (at end of period)	2,052,611	2,729,226	2,235,970	2,249,154	2,011,535
Total market capitalization	$2,783,044	3,296,319	$2,649,430	$2,790,528	$2,438,387
Total debt / total market capitalization	26.2%	17.2%	15.6%	19.4%	17.5%

Book Capitalization:
Total debt	$730,433	$567,093	$413,460	$541,374	$426,852
Plus: total shareholders’ equity	1,731,358	1,742,620	1,753,176	1,370,034	1,249,410
Total book capitalization	$2,461,791	2,309,713	$2,166,636	$1,911,408	$1,676,262
Total debt / total book capitalization	29.7%	24.6%	19.1%	28.3%	25.5%

Selected Balance Sheet Data:
Total assets	$2,496,874	$2,349,042	$2,199,065	$1,936,972	$1,701,894
Total liabilities	$765,516	$606,422	$445,889	$566,938	$452,484
Gross book value of real estate assets (2)	$2,807,256	$2,645,268	$2,313,697	$2,229,291	$1,940,347
Total debt / gross book value of real estate assets (2)	26.0%	21.4%	17.9%	24.3%	22.0%

Selected Income Statement Data:
Total revenues (3)	$72,921	$59,673	$53,390	$49,553	$53,084
EBITDA (4)	$60,072	$56,646	$51,005	$47,807	$44,701
Income before gain on sale of properties	$32,368	$28,881	$21,680	$23,316	$26,519
Net income	$32,368	$29,147	$21,680	$23,316	$26,519
Funds from operations (FFO) (5)	$48,853	$47,040	$41,195	$38,289	$35,222
Common distributions paid	$40,090	$40,085	$40,071	$33,215	$31,042

Per Share Data:
Income before gain on sale of properties	$0.28	$0.25	$0.22	$0.26	$0.31
Net income	$0.28	$0.25	$0.22	$0.26	$0.31
FFO (5)	$0.43	$0.41	$0.41	$0.42	$0.42
Common distributions paid	$0.35	$0.35	$0.35	$0.35	$0.35
FFO payout ratio (5)	81.4%	85.4%	85.4%	83.3%	83.3%

Coverage Ratios:
EBITDA (3) / interest expense	5.4x	5.9x	5.2x	5.0x	4.7x

(1)   SNH has no outstanding common share equivalents, such as units, convertible debt or stock options.

(2)   Gross book value of real estate assets is real estate properties, at cost, after impairment write downs, if any.

(3)          During the fourth quarter of 2008 and 2007, we recognized $8.4 and $6.6 million of percentage rent for the years ended December 31, 2008 and 2007, respectively.

(4)          See page 13 for calculation of EBITDA.

(5)          See page 14 for calculation of FFO.

Senior Housing Properties Trust

Supplemental Operating and Financial Data

December 31, 2008

CONDENSED CONSOLIDATED BALANCE SHEET

(amounts in thousands, except share data)

	As of December 31, 2008	As of December 31, 2007

ASSETS
Real estate properties, at cost:
Land	$319,591	$217,236
Buildings and improvements	2,487,665	1,723,111
	2,807,256	1,940,347
Less accumulated depreciation	381,339	323,891
	2,425,917	1,616,456

Cash and cash equivalents	5,990	43,521
Restricted cash	4,344	3,642
Deferred financing fees, net	5,068	5,974
Acquired real estate leases, net	30,546	2,387
Other assets	25,009	29,914
Total assets	$2,496,874	$1,701,894

LIABILITIES AND SHAREHOLDERS’ EQUITY
Unsecured revolving credit facility	$257,000	$—
Senior unsecured notes due 2012 and 2015, net of discount	322,017	321,873
Secured debt and capital leases	151,416	104,979
Accrued interest	11,121	10,849
Acquired real estate lease obligations, net	7,974	4,216
Other liabilities	15,988	10,567
Total liabilities	765,516	452,484

Commitments and contingencies

Shareholders’ equity:
Common shares of beneficial interest, $0.01 par value:
149,700,000 shares authorized; 114,542,584 and 88,691,892 shares issued and outstanding at December 31, 2008 and December 31, 2007, respectively	1,145	887
Additional paid-in capital	2,000,865	1,476,675
Cumulative net income	530,318	423,807
Cumulative distributions	(797,639)	(653,225)
Unrealized gain on investments	(3,331)	1,266
Total shareholders’ equity	1,731,358	1,249,410
Total liabilities and shareholders’ equity	$2,496,874	$1,701,894

Senior Housing Properties Trust

Supplemental Operating and Financial Data

December 31, 2008

CONDENSED CONSOLIDATED STATEMENT OF INCOME

(amounts in thousands, except per share data)

	For the Three Months Ended		For the Year Ended
	12/31/2008	12/31/2007	12/31/2008	12/31/2007
Revenues:
Rental income (1)	$72,619	$52,591	$233,210	$185,952
Interest and other income	302	493	2,327	2,070
Total revenues	72,921	53,084	235,537	188,022

Expenses:
Property operating expenses	1,668	—	2,792	—
Interest	11,219	9,479	40,154	37,755
Depreciation	17,596	12,264	60,831	47,384
General and administrative	4,631	3,422	17,136	14,154
Impairment of assets (2)	5,439	1,400	8,379	1,400
Loss on early extinguishment of debt (3)	—	—	—	2,026
Total expenses	40,553	26,565	129,292	102,719

Income before gain on sale of properties	32,368	26,519	106,245	85,303
Gain on sale of properties		—	266	—
Net income	$32,368	$26,519	$106,511	$85,303

Weighted average common shares outstanding	114,533	84,505	105,153	83,168

Basic and diluted earnings per share:
Income before gain on sale of properties	$0.28	$0.31	$1.01	$1.03
Net income	$0.28	$0.31	$1.01	$1.03

Additional Data:
Straight-line rent included in rental income (1)	$455	$319	343	$997
Lease Value Amortization (1)	$(91)	$16	$(60)	$16
Deferred percentage rent (4)	$(6,550)	$(4,961)	$—	$—
Non-cash stock based compensation	$190	$203	$978	$719

(1)

We report rental income on a straight line basis over the terms of the respective leases. Rental income includes non-cash straight line rent adjustments. Rental income also includes non-cash amortization of intangible lease assets and liabilities.

(2)

During the quarters ended December 31, 2008 and 2007, we recognized an impairment of assets charge of $5.4 million related to three properties and $1.4 million related to one property that we have classified as held for sale, respectively. During the years ended December 31, 2008 and 2007, we recognized an impairment of assets charge of $8.4 million related to four properties and $1.4 million related to one property that we have classified as held for sale, respectively.

(3)

In January 2007, we purchased and retired $20.0 million of our 8 5/8% senior notes due 2012 and paid a premium of $1.8 million and wrote off $276,000 of deferred financing fees and unamortized discount related to these senior notes.

(4)

Our percentage rents are generally calculated on an annual basis. We recognize percentage rental income received during the first, second and third quarters in the fourth quarter when all contingencies related to percentage rents are satisfied. Although recognition of revenue is deferred until the fourth quarter, deferred percentage rent for the first three quarters includes estimated amounts of deferred percentage rents with respect to those periods. The fourth quarter calculations exclude the amounts recognized during the first three quarters.

Senior Housing Properties Trust

Supplemental Operating and Financial Data

December 31, 2008

CONDENSED CONSOLIDATED STATEMENT OF CASH FLOWS

(amounts in thousands)

	For the Year Ended
	12/31/2008	12/31/2007
Cash flows from operating activities:
Net income	$106,511	$85,303
Adjustments to reconcile net income to cash provided by operating activities:
Depreciation	60,831	47,384
Amortization of deferred financing fees and debt discounts	2,117	2,124
Amortization of acquired real estate leases	60	(16)
Impairment of assets	8,379	1,400
Loss on early extinguishment of debt	—	2,026
Gain on sale of properties	(266)	—
Change in assets and liabilities:
Restricted cash	(702)	(1,207)
Purchase of trading securities	—	10,153
Sales of trading securities	—	(10,153)
Other assets	295	(3,177)
Accrued interest	272	(845)
Other liabilities	6,963	2,906
Cash provided by operating activities	184,460	135,898

Cash flows used for investing activities:
Acquisitions	(862,908)	(110,238)
Proceeds from sale of real estate	21,336	—
Cash used for investing activities, net	(841,572)	(110,238)

Cash flows from financing activities:
Proceeds from issuance of common shares, net	522,907	260,447
Proceeds from borrowings on revolving credit facility	510,000	87,000
Repayments of borrowings on revolving credit facility	(253,000)	(199,000)
Redemption of senior notes	—	(21,750)
Repayment of other debt	(14,845)	(1,738)
Deferred financing fees	(1,067)	—
Distributions to shareholders	(144,414)	(112,562)
Cash provided by financing activities	619,581	12,397

(Decrease) increase in cash and cash equivalents	(37,531)	38,057
Cash and cash equivalents at beginning of period	43,521	5,464
Cash and cash equivalents at end of period	$5,990	$43,521

Supplemental cash flow information:
Interest paid	$37,766	$36,476

Non-cash investing activities:
Real estate acquisitions	(61,282)	(14,875)

Non-cash financing activities:
Assumption of mortgage notes payable	61,282	14,875
Issuance of common shares pursuant to our incentive share award plans	1,541	1,476

Senior Housing Properties Trust

Supplemental Operating and Financial Data

December 31, 2008

CALCULATION OF EBITDA

(dollars in thousands)

		For the Three Months Ended		For the Year Ended
		12/31/2008	12/31/2007	12/31/2008	12/31/2007

Income before gain on sale of properties		$32,368	$26,519	$106,245	$85,303
Plus:	interest expense	11,219	9,479	40,154	37,755
	depreciation expense	17,596	12,264	60,831	47,384
	impairment of assets (1)	5,439	1,400	8,379	1,400
	loss on early extinguishment of debt (2)	—	—	—	2,026
Less:	deferred percentage rent adjustment (3)	(6,550)	(4,961)	—	—
EBITDA		$60,072	$44,701	$215,609	$173,868

(1)

During the quarters ended December 31, 2008 and 2007, we recognized an impairment of assets charge of $5.4 million related to three properties and $1.4 million related to one property that we have classified as held for sale, respectively. During the years ended December 31, 2008 and 2007, we recognized an impairment of assets charge of $8.4 million related to four properties and $1.4 million related to one property that we have classified as held for sale, respectively.

(2)

In January 2007, we purchased and retired $20.0 million of our 8 5/8% senior notes due 2012 and paid a premium of $1.8 million and wrote off $276,000 of deferred financing fees and unamortized discount related to these senior notes.

(3)

Our percentage rents are generally calculated on an annual basis. We recognize percentage rental income received during the first, second and third quarters in the fourth quarter when all contingencies related to percentage rents are satisfied. Although recognition is deferred until the fourth quarter, for purposes of this calculation, total revenues for the first three quarters includes estimated amounts of deferred percentage rents with respect to those periods. The fourth quarter calculation excludes the amounts recognized during the first three quarters.

We compute EBITDA as shown in the calculation above. This calculation begins with income before gain on sale of properties, or if such amount is the same as net income, with net income, which we believe is the closest measure of our performance based on U.S. generally accepted accounting principles, or GAAP. We consider EBITDA to be an appropriate measure of our performance as a REIT, along with net income and cash flow from operating, investing and financing activities. We believe EBITDA provides useful information to investors because by excluding the effects of certain historical costs, such as interest and depreciation and amortization expense, EBITDA can facilitate a comparison of our current operating performance with our past operating performance and of operating performances among REITs. EBITDA does not represent cash generated by operating activities in accordance with GAAP and should not be considered an alternative to net income or cash flow from operating activities as a measure of financial performance or liquidity.

Senior Housing Properties Trust

Supplemental Operating and Financial Data

December 31, 2008

CALCULATION OF FUNDS FROM OPERATIONS (FFO)

(amounts in thousands, except per share data)

		For the Three Months Ended		For the Year Ended
		12/31/2008	12/31/2007	12/31/2008	12/31/2007

Income before gain on sale of properties		$32,368	$26,519	$106,245	$85,303
Plus:	depreciation expense	17,596	12,264	60,831	47,384
	impairment of assets (1)	5,439	1,400	8,379	1,400
	loss on early extinguishment of debt	—	—	—	2,026
Less:	deferred percentage rent adjustment (2)	(6,550)	(4,961)	—	—
	loss on early extinguishment of debt settled in cash (3)	—	—	—	(1,750)
FFO		$48,853	$35,222	$175,455	$134,363

Weighted average shares outstanding		114,533	84,505	105,153	83,168

Income before gain on sale of properties per share		$0.28	$0.31	$1.01	$1.03
FFO per share		$0.43	$0.42	$1.67	$1.62

Supplemental data:
Straight-line rent included in rental income (4)		$455	$319	$343	$997
Amortization of deferred financing fees and debt discounts		$546	$523	$2,116	$2,128
Non-cash stock based compensation		$190	$203	$978	$719
Lease value amortization (4)		$(91)	$16	$(60)	$16

(1)

During the quarters ended December 31, 2008 and 2007, we recognized an impairment of assets charge of $5.4 million related to three properties and $1.4 million related to one property that we have classified as held for sale, respectively. During the years ended December 31, 2008 and 2007, we recognized an impairment of assets charge of $8.4 million related to four properties and $1.4 million related to one property that we have classified as held for sale, respectively.

(2)

Our percentage rents are generally calculated on an annual basis. We recognize percentage rental income received during the first, second and third quarters in the fourth quarter when all contingencies related to percentage rents are satisfied. Although recognition of revenue is deferred until the fourth quarter, our FFO calculation for the first three quarters include estimated amounts of deferred percentage rents with respect to those periods. The fourth quarter calculation of FFO excludes the amounts recognized during the first three quarters.

(3)	FFO for the year ended December 31, 2007 includes a $1.8 million cash loss relating to our early retirement of $20.0 million of our 8 5/8% senior notes due 2012.

(4)

We report rental income on a straight line basis over the terms of the respective leases. Rental income includes non-cash straight line rent adjustments. Rental income also includes non-cash amortization of intangible lease assets and liabilities.

We compute FFO as shown in the calculation above. This calculation begins with income before gain on sale of properties or, if that amount is the same as net income, with net income, which we believe is the closest measure of our performance based on GAAP. Our calculation of FFO differs from the National Association of Real Estate Investment Trusts, or NAREIT, definition of FFO because we include deferred percentage rent in FFO as discussed in Note 2 above, and we exclude loss on early extinguishment of debt not settled in cash from FFO. We consider FFO to be an appropriate measure of performance as a REIT, along with net income and cash flow from operating, investing and financing activities. We believe that FFO provides useful information to investors because by excluding the effects of certain historical costs, such as depreciation expense and gain or loss on sale of properties, FFO can facilitate a comparison of our current operating performance with our past operating performance and of operating performances among REITs. FFO does not represent cash generated by operating activities in accordance with GAAP and should not be considered an alternative to net income or cash flow from operating activities as a measure of financial performance or liquidity. FFO is one important factor considered by our board of trustees in determining the amount of our distributions to shareholders. Other important factors include, but are not limited to, requirements to maintain our status as a REIT, limitations in our revolving credit facility and public debt covenants, the availability of debt and equity capital to us and our expectation of our future performance.

Senior Housing Properties Trust

Supplemental Operating and Financial Data

December 31, 2008

DEBT SUMMARY

(dollars in thousands)

	Coupon	Interest	Principal	Maturity	Due at	Years to
	Rate	Rate	Balance	Date	Maturity	Maturity

Secured Fixed Rate Debt:
Tax exempt bonds - secured by 1 property	5.875%	5.875%	$14,700	12/1/2027	$14,700	19.2
Mortgage - secured by 16 properties (1)	6.330%	6.970%	33,939	6/2/2012	30,069	3.7
Mortgage - secured by 4 properties (1)	6.420%	6.110%	11,727	11/30/2013	10,218	5.2
Mortgage - secured by 2 properties (1)	6.310%	6.910%	15,031	12/1/2013	13,404	5.2
Mortgage - secured by 1 property (2)	6.500%	6.500%	4,457	1/11/2013	4,137	4.3
Mortgage - secured by 8 properties (3)	6.540%	6.540%	50,156	4/30/2017	43,787	8.6
Mortgage - secured by 1 property (2)	7.310%	7.310%	4,151	1/1/2022	41	13.3
Mortgage - secured by 1 property (2)	7.850%	7.850%	2,025	1/1/2022	21	13.3
Capital leases - 2 properties	7.700%	7.700%	15,230	4/30/2026	—	17.6
Weighted average rate / total secured fixed rate debt	6.550%	6.729%	$151,416		$116,377	8.9

Unsecured Debt:

Unsecured Floating Rate Debt:
Revolving credit facility (LIBOR + 80 b.p.) (4)	2.210%	2.210%	$257,000	12/31/2010	$257,000	2.3

Unsecured Fixed Rate Debt:
Senior notes due 2012	8.625%	8.625%	$225,000	1/15/2012	$225,000	3.3
Senior notes due 2015	7.875%	7.875%	97,500	4/15/2015	97,500	6.5
Weighted average rate / total unsecured fixed rate debt	8.398%	8.398%	$322,500		$322,500	4.3

Weighted average rate / total unsecured debt	5.654%	5.654%	$579,500		$579,500	3.4

Summary Debt:
Weighted average rate / total secured fixed rate debt	6.550%	6.729%	$151,416		$116,377	8.9
Weighted average rate / total unsecured floating rate debt	2.210%	2.210%	257,000		257,000	2.3
Weighted average rate / total unsecured fixed rate debt	8.398%	8.398%	322,500		322,500	4.3
Weighted average rate / total debt	5.840%	5.877%	$730,916		$695,877	4.5

(1)	Includes the effect of mark to market accounting for certain assumed mortgages.
(2)	These mortgages are secured by two properties that were acquired on July 9, 2008.
(3)	Includes eight first mortgages at an interest rate of 6.555% and seven second mortgages at an interest rate of 6.5%. The weighted average interest rate on these mortgages is 6.54%.
(4)

Represents amounts outstanding on SNH’s $550 million revolving credit facility at December 31, 2008. Subject to certain conditions, at SNH’s option, this facility’s maturity date can be extended to December 31, 2011 with a payment of $825,000 (15 b.p.).

Senior Housing Properties Trust

Supplemental Operating and Financial Data

December 31, 2008

DEBT MATURITY SCHEDULE

(dollars in thousands)

	Scheduled Principal Payments During Period
	Secured
	Fixed Rate	Unsecured	Unsecured
	Debt and	Floating	Fixed
Year	Capital Leases	Rate Debt	Rate Debt	Total
2009	$2,850	$—	$—	$2,850
2010	3,044	257,000	—	260,044
2011	3,251	—	—	3,251
2012	32,930	—	225,000	257,930
2013	30,090	—	—	30,090
2014	1,789	—	—	1,789
2015	1,948	—	97,500	99,448
2016	2,118	—	—	2,118
2017 and thereafter	73,396	—	—	73,396
	$151,416	$257,000	$322,500	$730,916

 Senior Housing Properties Trust

 Supplemental Operating and Financial Data

 December 31, 2008

LEVERAGE RATIOS, COVERAGE RATIOS AND PUBLIC DEBT COVENANTS

	As of and For the Three Months Ended
	12/31/2008	9/30/2008	6/30/2008	3/31/2008	12/31/2007
Leverage Ratios:

Total debt / total assets	29.3%	24.1%	18.8%	27.9%	25.1%
Total debt / gross book value of real estate assets (1)	26.0%	21.4%	17.9%	24.3%	22.0%
Total debt / total market capitalization	26.2%	17.2%	15.6%	19.4%	17.5%
Total debt / total book capitalization	29.7%	24.6%	19.1%	28.3%	25.5%
Secured debt / total assets	6.1%	6.5%	4.2%	5.4%	6.2%
Variable rate debt / total debt	35.2%	16.4%	0.0%	21.2%	0.0%

Coverage Ratios:

EBITDA (2) / interest expense	5.4x	5.9x	5.2x	5.0x	4.7x

Public Debt Covenants (3):

Total debt / adjusted total assets - allowable maximum 60.0%	25.2%	20.8%	16.1%	23.7%	21.0%
Secured debt / adjusted total assets - allowable maximum 40.0%	5.2%	5.6%	3.6%	4.6%	5.2%
Consolidated income available for debt service / debt service - required minimum 2.00x	5.63x	6.20x	5.49x	5.31x	4.99x
Total unencumbered assets to unsecured debt - required minimum 1.50x	4.52x	5.91x	7.38x	4.76x	5.69x

(1)   Gross book value of real estate assets is real estate properties, at cost, less impairment write downs, if any.

(2)   See page 13 for the calculation of EBITDA.

(3)          Adjusted total assets and unencumbered assets include original cost of real estate assets less impairment write downs and exclude depreciation and amortization, accounts receivable and intangible assets. Consolidated income available for debt service is earnings from operations excluding interest expense, depreciation and amortization, taxes, gains and losses on sales of property and amortization of deferred charges.

Senior Housing Properties Trust

Supplemental Operating and Financial Data

December 31, 2008

2008 INVESTMENTS/DISPOSITIONS INFORMATION

(dollars and sq. ft. in thousands, except per sq. ft. amounts)

Senior Living Acquisitions: (1)

						Purchase	Initial
Date			Number of		Purchase	Price	Lease
Acquired	Tenant	Type of Property	Properties	Units	Price (2)	Per Unit	Rate

1/1/2008	Five Star	Assisted / Independent Living / Skilled Nursing	5	568	$66,650	$117	8.00%
2/7/2008	Five Star	Assisted Living	2	98	10,250	105	8.00%
2/17/2008	Five Star	Assisted / Independent Living / Skilled Nursing	1	138	9,250	67	8.00%
3/1/2008	Five Star	Assisted Living	1	228	48,500	213	8.00%
3/31/2008	Five Star	Assisted Living	10	660	135,000	205	8.00%

	Total for Q1 2008		19	1,692	$269,650	$159

There were no acquisitions of senior living properties during the three months ended June 30, 2008.
8/1/2008	Five Star	Assisted Living	2	112	$14,110	$126	8.00%
9/1/2008	Five Star	Assisted Living	8	451	62,075	138	8.00%

	Total for Q3 2008		10	563	$76,185	$135

11/1/2008	Five Star	Independent Living / Skilled Nursing	1	252	$29,000	$115	8.00%

	Total for Q4 2008		1	252	$29,000	$115

	Total YTD 2008 Senior Living Acquisitions		30	2,507	$374,835	$150

MOB and Other Acquisitions:

								Weighted
						Purchase		Average
Date			Number of		Purchase	Price	Cap	Remaining	Percent
Acquired	Location	Type of Property	Properties	Sq. Ft.	Price (2)	per Sq. Ft.	Rate (3)	Lease Term (4)	Leased (5)	Major Tenant

There were no acquisitions of MOBs and Other buildings during the three months ended March 31, 2008.

6/11/2008	Pittsburgh, PA	Medical Office	1	76	$15,002	$197	6.9%	3.5	93.3%	UPMC Health System
6/25/2008	Fort Washington, PA	Biotech Laboratory	1	124	9,594	77	8.9%	3.1	100.0%	OmniCare, Inc.
6/25/2008	Lincoln, RI	Biotech Laboratory	1	62	12,336	199	9.4%	4.5	100.0%	StemCells, Inc.
6/25/2008	Austin, TX	Clinic	1	70	28,134	402	7.8%	9.3	97.7%	HCA Inc.
6/25/2008	Irving, TX	Biotech Laboratory	1	117	18,713	160	7.6%	7.0	100.0%	Quest Diagnostics

	Total for Q2 2008		5	449	$83,779	$187	8.1%	5.5	98.2%

7/9/2008	Decatur, GA	Medical Office	1	52	$8,208	$158	9.8%	5.0	100.0%	Atlanta Center for Medicine
7/9/2008	Anaheim, CA	Clinic	1	34	10,540	310	8.4%	1.7	100.0%	Primary & Multi Specialty Clinics
7/9/2008	Syracuse, NY	Clinic	1	66	20,304	308	8.1%	14.5	100.0%	Hematology-Oncology Associate
8/8/2008	Various, MA	Clinic	18	419	91,949	219	8.3%	10.4	100.0%	Fallon Health Clinics
8/8/2008	Brooklyn, NY	Clinic	1	72	11,907	165	11.1%	25.5	100.0%	Health Insurance Plan of New York
8/8/2008	King of Prussia, PA	Clinic	1	29	6,055	209	8.4%	4.2	100.0%	Children’s Hospital of PA
8/21/2008	Life Time Fitness	Wellness Centers	4	458	100,000	218	10.6%	19.8	100.0%	Life Time Fitness
9/30/2008	Syracuse, NY	Medical Office	1	89	18,550	208	9.2%	6.3	100.0%	CNY Family Care

	Total for Q3 2008		28	1,219	$267,513	$219	9.2%	10.9	100.0%

10/31/2008	Austin, TX	Medical Office	1	79	$29,829	$378	5.1%	5.6	100.0%	Austin Center for Outpatient Surgery
12/22/2008	Orlando, FL	Clinic	1	2	587	294	7.7%	—	0.0%	Vacant
12/22/2008	Orlando, FL	Clinic	1	9	3,239	360	7.6%	3.7	100.0%	AFO Imaging, Inc.
12/22/2008	Orlando, FL	Clinic	1	35	8,911	255	7.6%	3.7	100.0%	Central Florida Eye Surgery
12/22/2008	Pikesville, MD	Medical Office	1	42	6,933	165	9.3%	3.4	87.2%	Wister, Kaplan, Rothschild
12/22/2008	Lexington, MA	Biotech Laboratory	1	57	19,474	342	8.7%	5.9	100.0%	EPIX Pharmaceuticals, Inc.
12/22/2008	Washington, DC	Medical Office	1	82	23,578	288	8.6%	5.3	95.0%	MRI Washington, Inc.
12/22/2008	Fairfax, VA	Medical Office	1	47	10,327	220	8.9%	3.5	98.0%	Virginia Surgery Assoc.
12/22/2008	Norfolk, VA	Medical Office	1	70	11,138	159	7.5%	3.7	92.8%	Parsons Brinkerhoff

	Total for Q4 2008		9	423	$114,016	$270	7.9%	3.9	85.9%

	Total YTD MOB and Other Acquisitions		42	2,091	$465,308	$223	8.4%	8.0	93.8%

Dispositions:

There were no dispositions during the three months ended March 31, 2008 and June 30, 2008.
Date			Number of			Book Gain
Sold	Location	Type of Property	Properties	Sale Price	NBV	on Sale (6)

7/1/2008	Vorhees, NJ	Assisted Living	1	$8,350	$8,250	$100
7/1/2008	Washington Twp., NJ	Assisted Living	1	8,350	8,250	100
7/1/2008	Devon, PA	Assisted Living	1	4,650	4,571	79

	Total for Q3 2008		3	$21,350	$21,071	$279

There were no dispositions during the three months ended December 31, 2008.

(1)                                 During the three months and year ended December 31, 2008, pursuant to the terms of our leases with Five Star, we purchased from Five Star, at cost, $27.5 million and $69.4 million, respectively, of improvements made to our properties leased by Five Star, and, as a result, Five Star’s annual rent payable to us increased approximately $2.2 million and $5.8 million, respectively.

(2)                                 Purchase price excludes closing costs and intangible assets and liabilities.

(3)                                 Represents the ratio of the estimated current GAAP based annual rental income less property operating expenses, if any, to the Purchase Price on the date of acquisition.

(4)                                 Weighted average remaining lease term based on rental income at December 31, 2008.

(5)                                 Percent leased as of December 31, 2008.

(6)                                 Book gain on sale does not include closing costs.  Actual total gain recognized was $266.

Senior Housing Properties Trust

Supplemental Operating and Financial Data

December 31, 2008

2008 FINANCING ACTIVITIES

(share amounts and dollars in thousands)

	For the Three Months Ended
	12/31/2008	9/30/2008	6/30/2008	3/31/2008

Debt Transactions (1):
New debt raised	$—	$—	$—	$—
New debt assumed as part of acquisitions	—	61,282	—	—
Total new debt	—	61,282	—	—

Debt retired	—	—	12,609	—
Net debt	$—	$61,282	$(12,609)	$—

Equity Transactions:
New common shares issued	—	—	19,550	6,209
New common equity raised, net	$—	$—	$393,720	$129,418

(1) Excludes drawings and repayments on our revolving credit facility.

PORTFOLIO INFORMATION

Senior Housing Properties Trust

Supplemental Operating and Financial Data

December 31, 2008

PORTFOLIO SUMMARY BY PROPERTY TYPE AND TENANT

(dollars in thousands)

	Number of	Number of	Carrying Value of		Investment	Annualized
	Properties	Units/Beds	Investment (1)	Percent	per unit	Current Rent	Percent
Property Type:
Independent living (2)	42	11,465	$1,094,131	39.0%	$95.4	$107,467	38.4%
Assisted living	121	8,531	905,905	32.3%	106.2	84,943	30.3%
Nursing homes	58	5,844	229,126	8.2%	39.2	19,874	7.1%
Rehabilitation hospitals	2	364	54,714	1.9%	150.3	11,143	4.0%
Wellness centers (3)	10	—	180,017	6.4%	NA	16,097	5.8%
Medical office buildings (MOBs) (4)	38	—	343,363	12.2%	NA	40,419	14.4%
Total	271	26,204	$2,807,256	100.0%	$87.2	$279,943	100.0%

Tenant:
Five Star (Lease No. 1) (5)	100	8,600	$711,557	25.3%	$82.7	$63,197	22.6%
Five Star (Lease No. 2) (5)	32	7,639	759,412	27.1%	99.4	81,489	29.1%
Five Star (Lease No. 3) (5)	44	3,251	310,918	11.1%	95.6	23,727	8.5%
Five Star (Lease No. 4) (6)	7	614	66,608	2.4%	108.5	7,596	2.7%
Sunrise / Marriott (7)	14	4,091	325,165	11.6%	79.5	32,547	11.6%
Brookdale Senior Living, Inc.	18	894	61,122	2.2%	68.4	8,000	2.9%
6 private companies (combined)	8	1,115	49,094	1.6%	44.0	6,872	2.5%
Starmark (3)	6	—	80,008	2.9%	NA	6,519	2.3%
Life Time Fitness (3)	4	—	100,009	3.6%	NA	9,577	3.4%
Multi-tenant MOBs (4)	38	—	343,363	12.2%	NA	40,419	14.4%
Total	271	26,204	$2,807,256	100.0%	$87.2	$279,943	100.0%

(1)                                 Amounts are before depreciation, but after impairment write downs, if any.

(2)                                 Properties where the majority of units are independent living apartments are classified as independent living communities.

(3)                                 In August 2008, we acquired four wellness centers that are leased to a subsidiary of Life Time Fitness.  These wellness centers have 458,000 square feet of total floor space and an investment value of $218 per square foot.  In October and November 2007, we acquired six wellness centers that are leased to subsidiaries of Starmark.  These wellness centers have 354,000 square feet of total floor space and an investment value of $226 per square foot.

(4)                                 From June 2008 through December 2008, we acquired a total of 38 MOBs.  These MOBs have a total of approximately 1.6 million square feet and an investment value of $210 per square foot.

(5)                                 In June 2008, we realigned three of our leases with Five Star.  The rent payable by Five Star to us is unchanged as a result of this lease realignment. The increased rent payable, if and as we purchase improvements to the leased properties, will be the greater of 8.0% per annum or the 10 year Treasury rate plus 300 basis points, but may not exceed 11.5%.

(6)                                 In July 2008, we sold three assisted living properties with 259 living units, which were formerly operated by NewSeasons, to Five Star for $21.4 million.  Five Star also assumed the NewSeasons / IBC lease obligations to us for the remaining seven properties that were formerly operated by NewSeasons and these properties are now under Five Star lease no. 4.  The data provided above represents the seven properties we continue to own.

(7)                                 Marriott guarantees this lease.

Senior Housing Properties Trust

Supplemental Operating and Financial Data

December 31, 2008

OCCUPANCY BY PROPERTY TYPE AND TENANT

	For the Three Months Ended
	9/30/2008	6/30/2008	3/31/2008	12/31/2007	9/30/2007
Property Type:
Independent living	90%	89%	91%	91%	91%
Assisted living	90%	90%	87%	90%	91%
Nursing homes	86%	85%	87%	89%	88%
Rehabilitation hospitals	66%	61%	66%	62%	60%
Wellness centers (1)	100%	100%	100%	100%	—
MOBs (2)	99%	99%	—	—	—

Tenant:
Five Star (Lease No. 1) (3) (4)	91%	89%	87%	90%	91%
Five Star (Lease No. 2) (3)	88%	88%	89%	90%	90%
Five Star (Lease No. 3) (3) (4)	84%	86%	84%	85%	86%
Five Star (Lease No. 4) (5)	86%	81%	82%	81%	82%
Sunrise / Marriott	91%	90%	91%	90%	89%
Brookdale Senior Living, Inc.	93%	91%	91%	91%	91%
6 private senior living companies (combined)	82%	83%	87%	88%	88%
Starmark (1)	100%	100%	100%	100%	—
Life Time Fitness (1)	100%	—	—	—	—
Multi-tenant MOBs (2)	99%	99%	—	—	—

(1)                                 In August 2008, we acquired four wellness centers that are leased to a subsidiary of Life Time Fitness.  In October and November 2007, we acquired six wellness centers that are leased to subsidiaries of Starmark.  Excludes historical data for periods prior to our ownership of these wellness centers.

(2)                                 From June 2008 through December 2008, we acquired a total of 38 MOBs.  The carrying value of these investments is before depreciation.  We do not report historical results for these MOBs before we purchased them.

(3)                                 In June 2008, we realigned three of our leases with Five Star.  These statistics represent the historical occupancy rates with the new lease realignment.

(4)                                 Excludes historical data for periods prior to our ownership of certain properties included in this lease.

(5)                                 In July 2008, we sold three assisted living properties with 259 living units, which were formerly operated by NewSeasons, to Five Star for $21.4 million.  Five Star also assumed the NewSeasons / IBC lease obligations to us for the remaining seven properties that were formerly operated by NewSeasons and these properties are now under Five Star lease no. 4.  These statistics represent the historical occupancy rates of the seven properties that are now operated by Five Star.

All tenant operating data presented are based upon the operating results provided by our tenants for the indicated quarterly periods.  We report our operating data one quarter in arrears as this is the most recent prior period for which tenant operating results are available to us from our tenants.  We have not independently verified our tenants’ operating data.

Senior Housing Properties Trust

Supplemental Operating and Financial Data

December 31, 2008

% PRIVATE PAY BY SENIOR LIVING PROPERTY TYPE AND TENANT

	For the Three Months Ended
	9/30/2008	6/30/2008	3/31/2008	12/31/2007	9/30/2007
Property Type:
Independent living	82%	83%	82%	81%	82%
Assisted living	94%	95%	93%	96%	96%
Nursing homes	28%	28%	28%	28%	29%
Rehabilitation hospitals	36%	34%	30%	33%	32%

Tenant:
Five Star (Lease No. 1) (1) (2)	65%	65%	64%	63%	63%
Five Star (Lease No. 2) (1)	70%	70%	68%	69%	69%
Five Star (Lease No. 3) (1) (2)	49%	46%	25%	23%	25%
Five Star (Lease No. 4) (3)	98%	100%	100%	100%	100%
Sunrise / Marriott	80%	81%	79%	79%	80%
Brookdale Senior Living, Inc.	99%	99%	99%	98%	98%
6 private senior living companies (combined)	25%	26%	27%	24%	24%

(1)                                 In June 2008, we realigned three of our leases with Five Star.  These statistics represent the historical private pay percentages with the new lease realignment.

(2)                                 Excludes historical data for periods prior to our ownership of certain properties included in this lease.

(3)                                 In July 2008, we sold three assisted living properties with 259 living units, which were formerly operated by NewSeasons, to Five Star for $21.4 million.  Five Star also assumed the NewSeasons / IBC lease obligations to us for the remaining seven properties that were formerly operated by NewSeasons and these properties are now under Five Star lease no. 4.  These statistics represent the historical private pay percentages of the seven properties that are now operated by Five Star.

All tenant operating data presented are based upon the operating results provided by our tenants for the indicated quarterly periods.  We report our operating data one quarter in arrears as this is the most recent prior period for which tenant operating results are available to us from our tenants.  We have not independently verified our tenants’ operating data.

Senior Housing Properties Trust

Supplemental Operating and Financial Data

December 31, 2008

RENT COVERAGE BY TENANT (EXCLUDING MOBs)

For the Three Months Ended
Tenant	9/30/2008	6/30/2008	3/31/2008	12/31/2007	9/30/2007
Five Star (Lease No. 1) (1) (2)	1.30x	1.31x	1.27x	1.37x	1.48x
Five Star (Lease No. 2) (1)	1.40x	1.47x	1.59x	1.56x	1.61x
Five Star (Lease No. 3) (1) (2)	1.37x	1.53x	2.67x	2.07x	3.89x
Five Star (Lease No. 4) (3)	1.04x	1.08x	1.28x	1.36x	1.32x
Sunrise / Marriott	1.52x	1.43x	1.61x	1.90x	1.31x
Brookdale Senior Living, Inc.	2.01x	2.19x	2.23x	1.85x	2.05x
6 private senior living companies (combined)	1.69x	1.92x	2.25x	2.09x	1.92x
Starmark (4)	2.12x	2.07x	1.91x	1.93x	NA
Life Time Fitness (4)	2.75x	NA	NA	NA	NA

(1)                                 In June 2008, we realigned our three leases with Five Star.  These statistics represent the historical rent coverage with the new lease realignment.

(2)                                 Excludes historical data for periods prior to our ownership of certain properties included in this lease.

(3)                                 In July 2008, we sold three assisted living properties with 259 living units, which were formerly operated by NewSeasons, to Five Star for $21.4 million.  Five Star also assumed the NewSeasons / IBC lease obligations to us for the remaining seven properties that were formerly operated by NewSeasons and these properties are now under Five Star lease no. 4.  These statistics represent the historical rent coverage of the seven properties that are now operated by Five Star.

(4)                                 In August 2008, we acquired four wellness centers that are leased to a subsidiary of Life Time Fitness.  In October and November 2007, we acquired six wellness centers that are leased to subsidiaries of Starmark.  Excludes historical data for periods prior to our ownership of these wellness centers.

All tenant operating data presented are based upon the operating results provided by our tenants for the indicated quarterly periods.  We report our operating data one quarter in arrears as this is the most recent prior period for which tenant operating results are available to us from our tenants.  We have not independently verified our tenants’ operating data.  Rent coverage is calculated as operating cash flow from our tenants’ facility operations, before subordinated charges and capital expenditure reserves, if any, divided by rent payable to us.

Senior Housing Properties Trust

Supplemental Operating and Financial Data

December 31, 2008

PORTFOLIO LEASE EXPIRATION SCHEDULE

(dollars in thousands)

	Annualized Current Rent	% of Annualized Current Rent	Cumulative % of Annualized Current Rent
2009	$1,807	0.6%	0.6%
2010	3,900	1.4%	2.0%
2011	1,659	0.6%	2.6%
2012	4,824	1.7%	4.3%
2013	35,231	12.6%	16.9%
2014	3,432	1.2%	18.1%
2015	5,725	2.0%	20.1%
2016	5,980	2.1%	22.2%
2017 and thereafter	217,385	77.8%	100.0%
Total	$279,943	100.0%

Weighted average remaining lease term (in years)	13.0